                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)                August 12, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                        1-13232                   84-1259577
----------------------------         -----------             -----------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation or             File Number)            Identification No.)
      organization)

                    2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                       SUITE 2-1000, DENVER, CO 80222-7900
  -----------------------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

            On August 12, 2002, Apartment Investment and Management Company ("Aimco") announced that it intends to acquire 100% ownership of eleven conventional garden and mid-rise apartment properties, containing 4,323 units located primarily in the greater Boston area. The Purchase and Sale Agreement filed with this Current Report on Form 8-K as Exhibit 2.1 is incorporated by reference into this Item 5.

            Also on August 12, 2002, Aimco issued a press release relating to the acquisition, which is also filed with this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated by reference into this Item 5.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(c)       Exhibits

          The following exhibits are filed with this report(1):

          2.1 Purchase and Sale Agreement and Joint Escrow Instructions, dated July 10, 2002, by and among AIMCO Properties, L.P., Thomas J. Flatley, Charlotte
E. Flatley, John P. Garrahan, and Patricia A. Harford, trustees of the 1970 Flatley Family Trust, and John J. Flatley and Gregory D. Stoyle, trustees of the 1993 Flatley Family Trust

          99.1 Press Release of Apartment Investment and Management Company, dated August 12, 2002




--------

(1) Schedules, exhibits and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: August 14, 2002

                                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY

                                     By: /s/ Paul J. McAuliffe
                                        ----------------------------------------
                                     Paul J. McAuliffe
                                     Executive Vice President and Chief
                                     Financial Officer

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                                  EXHIBIT INDEX

 EXHIBIT NO.    DESCRIPTION
 -----------    -----------
     2.1        Purchase and Sale Agreement and Joint Escrow Instructions, dated
                July 10, 2002, by and among AIMCO Properties, L.P., Thomas J.
                Flatley, Charlotte E. Flatley, John P. Garrahan, and Patricia A.
                Harford, trustees of the 1970 Flatley Family Trust, and John J.
                Flatley and Gregory D. Stoyle, trustees of the 1993 Flatley
                Family Trust


     99.1 Press Release of Apartment Investment and Management Company, dated August 12, 2002